Filed Pursuant to Rule 497(c)

File No. 333-96513

GE Life & Annuity Separate Account 4

Prospectus For

Flexible Premium Variable Deferred Annuity Contract

Form P1153 12/99

Issued By:

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

Telephone: (877) 569-3789

Administrative Office:

GE Life and Annuity Assurance Company

P.O. Box 402054

Atlanta, Georgia 30384-2054

This prospectus describes an individual flexible premium variable deferred annuity contract (the “contract”) issued by GE Life and Annuity Assurance Company (the “Company,” “we,” “us,” or “our”). Most transactions involving this contract may be performed through our Electronic Service Center.

This prospectus details the information regarding the GE Life & Annuity Separate Account 4 (the “Separate Account”) that you should know before investing. Please read it carefully. The prospectus will remain available through our Electronic Service Center. We have also provided current prospectuses that contain information about the Portfolios available under the contract. You should read the prospectuses of the Portfolios along with this prospectus carefully before purchasing a contract and current prospectuses will remain available through our Electronic Service Center.

The contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. We pay these benefits on a variable basis.

Both the value of a contract before the Annuity Commencement Date and the amount of monthly payments afterward will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

You may allocate your purchase payments to the Separate Account. The Subaccounts of the Separate Account invest in shares of the Portfolios of the Funds. You may allocate your assets to the Portfolios listed below:

AIM Variable Insurance Funds:

AIM V.I. Aggressive Growth Fund — Series I Shares

AIM V.I. Capital Appreciation Fund — Series I Shares

AIM V.I. Capital Development Fund — Series I Shares

AIM V.I. Core Equity Fund — Series I Shares

AIM V.I. Global Utilities Fund — Series I Shares

AIM V.I. Government Securities Fund — Series I Shares

AIM V.I. New Technology Fund — Series I Shares

Fidelity Variable Insurance Products Fund (“VIP”):

VIP Overseas Portfolio — Initial Class

Fidelity Variable Insurance Products Fund III (“VIP III”):

VIP III Growth & Income Portfolio — Initial Class

VIP III Growth Opportunities Portfolio — Initial Class

VIP III Mid Cap Portfolio — Initial Class

GE Investments Funds, Inc.:

Income Fund

International Equity Fund

Mid-Cap Value Equity Fund

Money Market Fund

Premier Growth Equity Fund

Real Estate Securities Fund

S&P 500® Index Fund

Total Return Fund

U.S. Equity Fund

Janus Aspen Series:

Capital Appreciation Portfolio — Institutional Shares

Core Equity Portfolio — Institutional Shares

Flexible Income Portfolio* — Institutional Shares

International Growth Portfolio — Institutional Shares

* This Portfolio may invest in lower quality debt securities commonly referred to as “junk bonds.”

Your contract:

•	Is NOT a bank deposit

•	Is NOT FDIC insured

•	Is NOT insured or endorsed by a bank or any federal government agency

•	Is NOT available in every state

•	MAY go down in value

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information, dated May 1, 2003, concerning the Separate Account has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. Free hard copies of this prospectus and the Statement of Additional Information are available upon e-mail request through our Electronic Service Center at http://www.GEFN.com, http://www.AnnuityNet.com or the website where you purchased your contract, or by calling (877) 569-3789. The Statement of Additional Information is also available through the SEC website at http://www.sec.gov.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is May 1, 2003.

Definitions

The following terms are used throughout the prospectus:

Accumulation Unit — An accounting unit of measure we use to calculate Contract Value before annuity payments commence.

Administrative Office — The office designated by us to receive written customer requests; GE Life and Annuity Assurance Company, P.O. Box 402054, Atlanta, Georgia 30384-2054. Our phone number is (877) 569-3789.

Annuitant — The person upon whose life we will base the annuity payments made after the Annuity Commencement Date.

Annuity Commencement Date — The date on which annuity payments will commence, if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent annuity payment.

Code — The Internal Revenue Code of 1986, as amended.

Contract Value — The total value of all Accumulation Units you hold in your contract on or before the Annuity Commencement Date.

Contract Year — Each one-year period starting with the effective date of the contract to the anniversary of that date in the following year.

Electronic Service Center — The electronic site that we maintain specifically for this contract to provide variable annuity contract information and other information to current and prospective owners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures. You may access the Electronic Service Center through http://GEFN.com, http://www.AnnuityNet.com or the website where you purchased your contract.

Fund — Any open-end management investment company or any unit investment trust in which a Subaccount invests.

General Account — Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

Separate Account — GE Life & Annuity Separate Account 4, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a Separate Portfolio.

Subaccount — A division of the Separate Account, each of which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all states or all markets.

Surrender Value — The value of the contract as of the date we receive your written request to surrender at our Administrative Office, less any applicable premium tax.

Valuation Day — Each day the New York Stock Exchange is open for regular trading except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options.

Contract Owner Transaction Expenses

Surrender Charge	None

Transfer Charge	$10.00[1]

[1]	We reserve the right to assess a transfer charge for each transfer after the first transfer in a calendar month among the Subaccounts.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses

Separate Account Annual Expenses (as a percentage of your average daily net assets in the Separate Account)

Mortality and Expense Risk Charge	0.40%

Administrative Expense Charge	0.35%

Maximum Total Separate Account Annual Expenses	0.75%

The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Annual Portfolio Expenses[1]	Minimum	Maximum

Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)	0.39%	1.87%

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2002. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.39% and 1.30%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

OTHER CONTRACTS

We offer other variable annuity contracts in the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds. These contracts may have different charges that could affect the value of the Subaccounts, and they may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative, or call (877) 569-3789.

EXAMPLE

This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, Separate Account annual expenses and Portfolio fees and expenses.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

•	invested $10,000 in the contract for the time periods indicated;

•	earned a 5% annual return on your investment; and

•	surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period.

The Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$265.12	$814.43	$1,390.21	$2,953.91

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes total Separate Account charges of 0.75% (deducted daily at an effective annual rate of the assets in the Separate Account).

Synopsis

What type of contract am I buying?    It is an individual deferred variable annuity contract. We may issue it as a contract qualified under the Code (“Qualified Contract”), or as a contract that is not qualified under the Code (“Non-Qualified Contract”). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See “The Contract” provision in this prospectus.

How does the contract work?    During the accumulation period your purchase payments will buy Accumulation Units under the contract. When you annuitize (that is, change your contract to a payment mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic annuity payment will be based upon the number of Annuity Units to which you became entitled at the time you annuitize and the value of each unit on the Valuation Day on which the payment is calculated. See “The Contract” provision of this prospectus.

What is the Separate Account?    The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts, in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See “The Separate Account” provision of this prospectus.

What are my investment choices?    Through its various Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See “The Separate Account — Subaccounts” provision.

What can I do through the Electronic Service Center?    We maintain the Electronic Service Center to provide information to you. Also, we perform various transactions through the Electronic Service Center. For security, we may issue you a Personal Identification Number (PIN) or password. You are responsible for any use of this PIN or password. Detailed instructions on how to perform various transactions such as transferring assets from one Subaccount to another Subaccount, changing the beneficiary or making a partial withdrawal can be found at the Electronic Service Center.

For legal reasons, certain transactions require a document with a signature. Electronic requests for transactions that require a signature will not be processed.

What charges are associated with this contract?    We assess annual charges in the aggregate at an effective annual rate of 0.75% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.35% and a mortality and expense risk charge of 0.40%. For a complete discussion of all charges associated with the contract, see the “Charges and Other Deductions” provision in this prospectus.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or Contract Value, as applicable. See the “Charges and Other Deductions” and the “Deductions for Premium Taxes,” provisions in this prospectus.

There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio. See the “Fee Tables” section of this prospectus. These fees and expenses are more fully described in the prospectuses for the Portfolios.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the “Distribution of the Contracts” provision in this prospectus.

How much must I pay, and how often?    You may purchase the contract for $1,000. After that, purchase payments are flexible, although some limitations on the amounts may apply. See the “Contract — Purchase Payments” provision in this prospectus.

How will my income payments be calculated?    We will pay you a monthly annuity beginning on the Annuity Commencement Date if the Annuitant is still living. You may also decide to annuitize under one of the optional payment plans. We will base your initial payment on the Contract Value on the Annuity Commencement Date and other factors. See the “Annuity Payouts” provision.

What happens if I die before the Annuity Commencement Date?    We will pay the Surrender Value determined as of the date of payment to your designated beneficiary. Your beneficiary will have certain options with regard to how to receive payment. See the “Death Benefit” provision of this prospectus.

May I transfer assets among the Subaccounts?    Yes, but there may be limits on how often you may do so. See the “Transfers” provision in this prospectus.

May I surrender the contract or take a partial withdrawal?    Yes, subject to contract requirements. See the “Surrenders and Partial Withdrawals” provision.

If you surrender the contract or take a partial withdrawal, you may be subject to income tax, and if you take a distribution before age 59 1/2, a 10% penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the “Federal Tax Matters” provision.

Do I get a free look at this contract?    Yes. If within ten days (or a longer period if required by law) of the date you receive the signed contract through the Electronic Service Center, you cancel the contract through the Electronic Service Center or return it, postage prepaid to our Administrative Office, it will be canceled. We will allocate your purchase payments to the Subaccount investing in GE Investments Funds — Money Market Fund until we deem the free look period to have expired. Solely for this purpose, we deem the free look period to expire 15 days after we deliver your contract to your personal folder. At that point, we will allocate the purchase payments to the Subaccounts you have chosen.

If you exercise the right to free-look your contract, we will cancel the contract as of the Valuation Day we receive your request, and send you a refund equal to the greater of:

(1)	your Contract Value plus any charges we have deducted from your purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract; or

(2)	we will refund your purchase payments made (less any partial withdrawals previously taken).

See the “Additional Information — Return Privilege” provision.

May I receive materials in writing from the Company?    Yes. You may receive any materials in writing, such as the prospectuses and annual reports, by contacting our Administrative Office at the address listed on page 1 of this prospectus or by e-mailing our Electronic Service Center. In addition, at any time, you may revoke your consent to receive materials electronically by writing our Administrative Office.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

Investment Results

At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature or other advertisements. We will calculate the results on a total return basis for various periods. Total returns assume an initial investment of $1,000 and include the reinvestment of all distributions of the Portfolios, the Portfolios’ charges and expenses, and charges associated with the contract (including the mortality and expense risk charge and the administrative expense charge.) Premium taxes are not reflected in any of the calculations, but may apply. See “Appendix A” and the Statement of Additional Information for more information.

Financial Statements

The consolidated financial statements of the Company and its subsidiary, and the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free hard copy of the Statement of Additional Information, please contact our Electronic Service Center at http://www.GEFN.com or the website where you purchased your contract, or call us at (877) 569-3789. In addition the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the Contract as well as for other purposes permitted by law.

Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our general account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS

There is a separate Subaccount which corresponds to each Portfolio of a Fund offered in this contract. You decide the Subaccounts to which you allocate purchase payments after the free look period has ended. You may change your allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios and each Portfolio has distinct investment objectives and policies. As a result, each Portfolio operates as a separate portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

Before choosing a Subaccount to allocate your purchase payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk associated with investing in the Subaccounts.

The investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

VOTING RIGHTS

As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

SUBACCOUNTS	You may allocate purchase payments from among the following Subaccounts, each of which invests in an underlying Portfolio listed below.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

AIM VARIABLE INSURANCE FUNDS	AIM V.I. Aggressive Growth Fund — Series I Shares	Seeks long-term growth of capital.	A I M Advisors, Inc.

	AIM V.I. Capital Appreciation Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	AIM V.I. Capital Development Fund — Series I Shares	Seeks long-term growth of capital.	A I M Advisors, Inc.

	AIM V.I. Core Equity Fund — Series I Shares	Seeks growth of capital. Current income is a secondary objective.	A I M Advisors, Inc.

	AIM V.I. Global Utilities Fund — Series I Shares	Seeks a high total return.	A I M Advisors, Inc.

	AIM V.I. Government Securities Fund — Series I Shares	Seeks a high level of current income consistent with reasonable concern for safety of principal.	A I M Advisors, Inc.

	AIM V.I. New Technology Fund — Series I Shares	Seeks long-term growth of capital.	A I M Advisors, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Overseas Portfolio — Initial Class	Seeks long-term growth of capital.

Fidelity Management & Research Company; (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), Fidelity Investments Japan Limited (FIJ), FMR Co., Inc))

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Growth & Income Portfolio — Initial Class	Seeks high total return.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investment Japan Limited (FIJ); FMR Co., Inc.)

	VIP III Growth Opportunities Portfolio — Initial Class	Seeks capital growth.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East); Fidelity Investments Japan Limited (FIJ), and FMR Co., Inc.)

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	VIP III Mid Cap Portfolio — Initial Class	Seeks long-term growth of capital.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.), Inc. (FMR U.K.) and Fidelity Management & Research Far East Inc. (FMR Far East)) Fidelity Investments Japan Limited (FIJ); FMR Co., Inc. (FMRC))

GE INVESTMENTS FUNDS, INC.	Income Fund	Seeks maximum income consistent with prudent investment management and preservation of capital.	GE Asset Management Incorporated

	International Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks the highest level of current income consistent with the preservation of capital and maintenance of liquidity.	GE Asset Management Incorporated

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income rather than current income.	GE Asset Management Incorporated

	Real Estate Securities Fund	Seeks maximum total return.	GE Asset Management Incorporated (subadvised by Seneca Capital Management)

	S&P 500® Index Fund1	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Total Return Fund	Seeks the highest total return.	GE Asset Management Incorporated

	U.S. Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

1	Standard & Poors, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poors, and Standard and Poors makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Contract.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

JANUS ASPEN SERIES	Capital Appreciation Portfolio — Institutional Shares	A non-diversified2 portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Core Equity Portfolio — Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Flexible Income Portfolio — Institutional Shares	Seeks maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

	International Growth Portfolio — Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

2	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

Not all these Portfolios may be available in all states or all markets.

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or withdrawal proceeds, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the

Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant.

CHANGES TO THE SEPARATE ACCOUNT AND THE SUBACCOUNTS

We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a portfolio should no longer be available, or if investment in any Portfolio’s shares should no longer be available, or if investment in any Portfolio’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract. The new portfolio may have higher fees and charges than the portfolio it replaced. No substitution of the shares attributable to your contact may take place without prior notice to you and before approval of the SEC, in accordance with the 1940 Act. We will also inform you within fifteen (15) days after such substitution occurs. We will notify you before and after the substitution by placing a notice in your personal folder at the Electronic Service Center. This notice will also be sent to your e-mail address on file with us.

We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Accounts with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	processing purchases and redemptions of Portfolio shares as required;

•	maintaining records;

•	telephone transfers;

•	administering annuity payouts;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing contract confirmations and periodic statements; and

•	providing electronic services.

The risks we assume include:

•	the risk that the actual life-span of persons receiving annuity payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

We deduct from the Separate Account an amount, computed daily, equal to an annual rate of 0.75% of the daily net asset value. This charge consists of an administrative expense charge at an effective annual rate of 0.35% and a mortality and expense risk charge at an effective annual rate of 0.40%. These deductions from the Separate Account are reflected in your Contract Value.

DEDUCTIONS FOR PREMIUM TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, annuity payments, and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, generally depending upon the law of your state of residence. The tax generally ranges from 0% to 3.5%.

OTHER CHARGES AND DEDUCTIONS	Each Portfolio incurs certain fees and expenses. To pay for these expenses, the Portfolio makes deductions from its assets. The deductions are more fully described in each Portfolio’s prospectus.

In addition, we reserve the right to impose a $10.00 transfer charge per transfer after the first transfer in a calendar month. This charge is at cost with no profit to us.

The Contract

The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract. In addition, other notices will be made available to you through the Electronic Service Center.

PURCHASE OF THE CONTRACT

If you wish to purchase a contract, you must apply for it by downloading, completing, signing, and then mailing the application to our Administrative Office. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the contract is prepared and executed by our legally authorized officers. The contract is then provided to you through the Electronic Service Center. See the “Distribution of the Contracts” provision in this prospectus for more information.

Once a completed application and all other information necessary for processing a purchase order are received, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, we must apply the initial purchase payment within two business days.

Purchase payments will be allocated to the GE Investments Funds, Inc. — Money Market Fund until the expiration of the free look period. We deem the free look period to have expired upon 15 days after we deliver your contract to your personal folder. Upon the expiration of the free look period, we will allocate your purchase payment to the Subaccounts you have chosen.

Purchase payments can be made electronically by an electronic fund transfer (“EFT”), wired or mailed to:

GE Life and Annuity Assurance Company,

P.O. Box 402054,

Atlanta, Georgia 30384-2054.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contract. The Annuitant cannot be older than age 85 at the time we issue the contract.

Purchasing the contract through a tax-free “Section 1035” exchange.    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract. The charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP

As owner, you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply for a contact as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

During the Annuitant’s life, you can change any non-natural owner to another non-natural owner.

Before the Annuity Commencement Date, you may change:

—	your Annuity Commencement Date;

—	your optional payment plan;

—	the allocation of your investments among the Subaccounts; and

—	the owner, joint owner, primary beneficiary and contingent beneficiary upon written notice to our Electronic Service Center if you reserved this right and the Annuitant is still living. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you submit the signed request to our Electronic Service Center. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT

An owner of a Non-Qualified Contract may, with our prior consent, assign some or all of his or her rights under the contract. As assignment must occur before the Annuity Commencement Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Electronic Service Center or Administrative Office, the assignment will become effective as of the date the written request was signed.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Electronic Service Center or Administrative Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE PAYMENTS

You may make purchase payments at any frequency and in the amount you select, subject to certain limitations. You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Purchase payments may be made, until the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason, and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial purchase payment must be at least $1,000. Subsequent purchase payments must be at least $100.

VALUATION DAY

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF PURCHASE PAYMENTS

During the free look period, we allocate your purchase payments to the Subaccount investing in the GE Investments Funds Inc. — Money Market Fund (“Money Market Subaccount”). After we deem the free look period to end (15 days after we deliver your contract to your personal folder), we will transfer assets in the Money Market Subaccount, as well as any additional Purchase Payments you make to the Subaccounts you choose.

The percentage of any purchase payment which you can put into any one Subaccount must equal a whole percentage and not be less than $100.

Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive the purchase payment at our Administrative Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio’s investments perform, but also upon the charges of the Separate Account and the fees and expenses of the Portfolios.

You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice through our Electronic Service Center, or by writing or calling our Administrative Office. The new allocation will apply to any purchase payments made after we receive notice of the change.

VALUATION OF ACCUMULATION UNITS

Partial withdrawals, surrenders and/or payments of the death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit.

We value Accumulation Units for each Subaccount separately. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the

Subaccount at $10.00. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Transfers

TRANSFERS BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your assets among the Subaccounts of the Separate Account on any Valuation Day prior to the Annuity Commencement Date, subject to certain conditions. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts.

TRANSFERS AMONG THE SUBACCOUNTS

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, internet, or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail to our Administrative Office. Transfer requests sent by same day mail, internet or facsimile will not be accepted. If you wish to cancel a written Subaccount transfer, you must also cancel it in writing by U.S. Mail or by overnight delivery service. We will process the cancellation request as of the Valuation Day the cancellation request is received at our Administrative Office. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Portfolio Rebalancing program.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the first transfer in a calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties (see the “Transfers by Third Parties” provision).

If your transfer request is not processed, you will be sent a letter notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Administrative Office in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

INTERNET TRANSACTIONS

You may make your first 12 transfers among the Subaccounts by electronically contacting us, provided we receive written authorization from you at our Administrative Office to execute such transactions prior to your request. Transactions that can be conducted over the internet include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets); and

(2)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the internet instructions;

(2)	confirming the internet transaction in writing to you or a third party you authorized; and/or

(3)	retaining a record of your electronic request.

We reserve the right to limit or prohibit internet transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

TELEPHONE/INTERNET TRANSFERS

In the event that the Electronic Service Center is unable to accept Subaccount transfer requests through the internet, you may make Subaccount transfer requests by calling our call center at its toll-free number, 1-877-569-3789, provided we receive written authorization from you at our Electronic Service Center to execute such transactions prior to your request.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON RELIABILITY

Please note that the internet or our telephone system may not always be available. Any computer system or telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Administrative Office.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of the Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted. These procedures will not, however, prevent owners from making their own transfer requests.

Surrenders and Partial Withdrawals

SURRENDERS AND PARTIAL WITHDRAWALS

We will allow the surrender of your contract or a withdrawal of a portion of the Contract Value in at any time before the Annuity Commencement Date upon your written request through our Electronic Service Center or to our Administrative Office, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that reduces Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your Contract in full.

The amount payable on full surrender of the contract is the Contract Value at the end of the Valuation Period during which we receive the request to surrender, less any applicable premium tax charge. We may pay this amount in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

If you are taking a partial withdrawal, you may indicate on line or by contacting our Administrative Office, from which Subaccounts we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal from the Subaccounts on a pro-rata basis, in proportion to your assets in the Separate Account. When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We may delay making a payment if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Partial withdrawals and surrenders may be subject to income tax and, if taken prior to age 59 1/2, an additional 10% penalty tax. See the “Federal Tax Matters” provision in this prospectus.

SYSTEMATIC WITHDRAWALS

The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $300) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must be at least $1,000 and you must complete our Systematic Withdrawal form. You can obtain the form from our Electronic Service Center or an authorized sales representative.

We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to which Subaccounts we are to take Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by first taking on a pro-rata basis Accumulation Units from all of the Subaccounts in which you have an interest.

After Systematic Withdrawals begin, you may change the frequency and/or amount of your payments subject to the following:

•	you may request only one such change in a calendar quarter; and

•	if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If your Systematic Withdrawals would be or become less than $300, we reserve the right to reduce the frequency of payments to an interval that would result in a payment being at least $300. You may discontinue Systematic Withdrawals at any time by notifying us through the Electronic Service Center or in writing to our Administrative Office. You may request that we pay any remaining payments in a lump sum. See the “Requesting Payments” provision in this prospectus.

Each Systematic Withdrawal is subject to Federal income taxes on the taxable portion. In addition, you may be assessed a 10% Federal penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners. Notice will be provided to you by the Electronic Service Center or via U.S. mail.

The Death Benefit

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

Upon receipt of due proof of the owner’s death before the Annuity Commencement Date (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death) accompanied with completed required forms as described in your contract, we will pay a death benefit equal to the Contract Value minus any applicable premium tax. We will treat the death benefit in accordance with the beneficiary’s instructions, subject to the distribution rules and termination of contract provisions described below. The death benefit will be equal to the Surrender Value as of the date of the request for payment.

WHEN WE CALCULATE YOUR DEATH BENEFIT

We will calculate the death benefit on the date we receive due proof of death at our Administrative Office. Until we receive complete written instructions satisfactory to us from the beneficiary, assets will remain allocated in the Subaccounts according to your last instructions. This means that the amount of the death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN OWNER, JOINT OWNER OR ANNUITANT BEFORE THE COMMENCEMENT DATE

In certain circumstances, Federal tax law requires that distributions under the contract be made upon the first death of:

•    an owner or joint owner; or

•    the Annuitant (if any owner is a non-natural entity such as a trust or corporation).

The discussion below describes the methods available for distributing the Surrender Value upon death.

At the death of any owner (or Annuitant, if any owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of death will become the designated beneficiary:

(1)	owner or joint owner;

(2)	primary beneficiary;

(3)	contingent beneficiary; or

(4)	owner’s estate.

We then will treat the designated beneficiary as the sole owner of the contract. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law’s rules described below.

Distribution Rules:    The distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or of the Annuitant, if the contract is owned by a non-natural entity).

•	Spouses — If the designated beneficiary is the surviving spouse of the deceased person, we will continue the contract in force with the surviving spouse as the new owner. If the deceased person was the Annuitant and there was no surviving Contingent Annuitant, the surviving spouse will automatically become the new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. Instead, the rules for non-spouses will apply.

•	Non-Spouses — If the designated beneficiary is not the surviving spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if any owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

(1)	Receive the Surrender Value in a lump sum payment upon receipt of due proof of death;

(2)	Receive the Surrender Value at any time during the five year period following the date of death. At the end of the five year period, we will pay a lump sum payment of any Surrender Value remaining;

(3)	Apply the Surrender Value to an Annuity Payment Option with certain restrictions.

If no choice is made by the designated beneficiary within 60 days following receipt of due proof of death, we will pay the entire value of the contract within 5 years of the date of death. We will not accept any purchase payments after the non-spouse’s death. If the designated beneficiary dies before we have distributed the entire value of the contract, including interest accruing after the date of death, we will pay in a lump sum any value still remaining to the person named by the designated beneficiary. If no person is so named, we will pay the designated beneficiary’s estate. See the “Annuity Payouts” provision of this prospectus.

Under payment choices 1 or 2, the contract will terminate upon payment of the entire value of the contract, including interest accruing after the date of death. Under payment choice 3, this contract will terminate when we apply the Surrender Value to provide annuity payments.

DEATH OF OWNER, JOINT OWNER OR ANNUITANT AFTER ANNUITY PAYMENTS BEGIN

After annuity payments begin, if an owner, joint owner, Annuitant, or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision in the contract.

Annuity Payments

The Annuity Commencement Date is the date annuity payments begin, provided the Annuitant is still living on that date. The Annuity Commencement Date may be changed in one year increments up until the time annuity payments begin. To make a change, send a written notice to our Administrative Service Center before the Annuity Commencement Date then in effect. We reserve the right to establish a maximum Annuity Commencement Date. If you change the Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

We will pay a monthly annuity benefit to the owner beginning on the Annuity Commencement Date if the Annuitant is still living. We will pay the monthly annuity benefit in the form of a Life Annuity with 10 Years Certain, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election.

As described in your contract, the settlement age may be less than the Annuitant’s age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract on the date immediately preceding the Annuity Commencement Date in a lump sum in which case we will cancel the contract (see the “Requesting Payments” provision in this prospectus).

Payments will continue for the life of the Annuitant under the Life Annuity with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly annuity payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

The contract provides optional forms of annuity payments, all of which are available on a variable basis. Upon the Annuity Commencement Date, all assets must be transferred to one Subaccount.

The dollar amount of the first annuity payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant’s settlement age, and if applicable, gender, and if applicable, upon the settlement age and gender of a second person you designate. Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first annuity payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount in which you invest and the contract’s assumed interest rate.

The assumed interest rate is an assumption we make regarding the investment performance of the Portfolio you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 5%. This means that if the annualized investment performance, after expenses, of your Subaccount, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 5%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccount, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 5%, then the dollar amount of your income payment will increase.

We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum (see the “Requesting Payments” provision in this prospectus). Upon making such a payment, we will have no future obligation under the contract.

The amount of your income payments will depend on four things:

•	the amount of your Contract Value on the Annuity Commencement Date;

•	the settlement age (on the Annuity Commencement Date) and if applicable, the gender of the Annuitant;

•	the specific payment plan you choose; and

•	the investment performance of the Portfolio selected.

As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL PAYMENT PLANS	The following Optional Payment Plans are available under the contract:

Option 1 — Life Annuity with Period Certain.    This option guarantees periodic payments during the lifetime of the Annuitant, with payments guaranteed for at least a minimum period. The minimum period is selected by the owner, and can be 10 or 20 years. If the Annuitant dies after payments have begun, but before the end of the selected minimum period, the person entitled to the remaining payments may be able to receive the discounted value of those payments in a lump sum. The amount of remaining payments for the minimum period will be discounted at the same rate used in calculating the initial variable monthly annuity payment. Discounted means we will adjust for the fact that, because each remaining payment is being made early, it does not earn any additional investment return.

Option 2 — Joint Life Annuity.    This option provides periodic payments during the joint lifetime of the Annuitant and a designated joint Annuitant. The payments continue during the lifetime of the surviving Annuitant after the death of the first Annuitant to die, and stop when the last surviving Annuitant dies.

None of the options listed above currently provide withdrawal features permitting the owner to withdraw commuted values as a lump sum payment. (See the “Requesting Payments” provision.) We may make other options available, with or without withdrawal features. (Any available Optional Payment Plan not based on a life contingency may be withdrawn in a lump sum by the payee.) The annuity asset charge will be assessed on all variable annuity payments, including options that may be offered that do not have a life contingency and therefore no mortality risk.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your assets from one Subaccount to another Subaccount after the Annuity Commencement Date. These transfers will be limited to three times per Contract Year after the Annuity Commencement Date. If you request a transfer from a Subaccount, all of the assets in that Subaccount must be transferred to a single different Subaccount. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for these transfers.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

This discussion does not address all of the Federal income tax rules that may affect you or your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

Tax deferral on earnings.    The Federal income tax law generally does not tax any increase in an owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply. Such requirements include that:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the separate account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations;

•	The owner’s right to choose particular investments for a contract must be limited; and

•	The contract’s Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts not owned by an individual — no tax deferral and loss of interest deduction.    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in the Contract Value over the purchase payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxable on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified.    For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which an owner can direct the investment of assets.    Federal income tax law limits the owner’s right to choose particular investments for the contract. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, an owner’s right to allocate assets among the Portfolios may exceed those limits. If so, the owner would be treated as the owner of the assets of the Separate Account and thus be subject to current taxation on the income and gains from those assets.

We do not know what limits the Treasury Department may set forth in any guidance that they may issue or whether any such limits will apply to existing contracts. We therefore reserve the right to modify the contract without the owner’s consent to attempt to prevent the tax law from considering the owner as the owner of the assets of the Separate Account.

Age at which annuity payments must begin.    Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, the rules do require that an annuity contract provide for amortization, through annuity payments, of the contract’s purchase payments and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment.    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and surrenders.    A partial withdrawal occurs when you receive less than the total amount of the Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent of the gain in your contract, i.e., the excess Contract Value before the partial withdrawal over your “investment in the Contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A total surrender occurs when you receive the total amount of the Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

In the case of Systematic Withdrawals, the amount of each withdrawal should be considered and taxed in the same manner as a withdrawal from the contract.

Assignments and pledges.    The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal from the contract.

Gifting a contract.    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract.” In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of annuity payments.    The Code imposes tax on a portion of each annuity payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your annuity payment.

Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the “investment in the contract.” If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

Taxation of the death benefit.    We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant dies before or after the contract’s Annuity Commencement Date.

Taxation of the Death Benefit if Paid Before the Contract’s Annuity Commencement Date:

•	The death benefit is taxed in the same manner as annuity payment option if received under an annuity payment option.

•	If not received under an annuity payment option, the death benefit is taxed in the same manner as a surrender.

Taxation of the Death Benefit After the Contract’s Annuity Commencement Date:

•	If received in accordance with the existing annuity payment option, the death benefit is excludible from income to the extent that it does not exceed the unrecovered “investment in the contract.” All annuity payments in excess of the unrecovered “investment in the contract” are includable in income.

•	If received in a lump sum, the tax law imposes tax on the death benefit to the extent it exceeds the unrecovered “investment in the contract.”

Penalty taxes payable on partial withdrawals, surrenders, or annuity payments.      The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and total surrenders, or annuity payments that:

•	you receive on or after you reach age 59 1/2;

•	you receive because you became disabled (as defined in the tax law);

•	are received on or after the death of the owner; or

•	you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including any additional partial withdrawals apart from Systematic Withdrawals, could result in adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

Special rules if you own more than one contract.    In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a surrender, or a partial withdrawal that you must include in income. For example:

•	if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a partial withdrawal or surrender or an annuity payment that you must include in income; and

•	the amount that might be subject to the penalty tax.

SECTION 1035 EXCHANGES

Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or total surrender, or annuity payment, we will provide you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE LAW	This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Separate Account within seven days after receipt at our Administrative Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Period during which our Administrative Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

(1)	to your designated beneficiary directly in the form of a check; or

(2)	by establishing an interest bearing account for the designated beneficiary called the “GE Secure Access Account,” in the amount of the death benefit.

When establishing the GE Secure Access Account we will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

We may delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our owners.

We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts

PRINCIPAL UNDERWRITER

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“Capital Brokerage”) is the distributor and principal underwriter of the contracts. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 201 Merritt 7, PO Box 5005, Norwalk, Connecticut 06856-5005. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker-dealer, and is a member of the NASD.

SALES OF THE CONTRACTS

Capital Brokerage offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage and its registered persons is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed by us.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. We pay commissions to the selling broker-dealer of up to approximately 1.40% of purchase payments.

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value.

Additional Information

OWNER QUESTIONS	The obligations to owners under the contracts are ours. Please direct your questions and concerns to us through our Electronic Service Center or in writing to our Administrative Office.

RETURN PRIVILEGE	Within the free look period (usually 10 days) after you receive the contract, you may cancel the contract for any reason through the Electronic Service Center or return it, postage prepaid, to:

GE Life and Annuity Assurance Company

Administrative Office

P.O. Box 402054

Atlanta, Georgia 30384-2054

If you cancel your contract, it will be void. Upon cancellation, we will send you a refund equal to the greater of:

(1)	your Contract Value plus any charges we have deducted from your purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract; or

(2)	purchase payments made (less any partial withdrawals previously taken).

In certain states, you may have more than 10 days to return a contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least once every five years.

EVIDENCE OF AGE, DEATH, GENDER OR SURVIVAL	We may require proof of the death, age, gender or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS	As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will provide you with a report showing information about your contract for the period covered by the report. The report will show your total Contract Value, and a break-down of the assets in each Subaccount. The report also will show purchase payments and charges made during the statement period. We will also provide you with an annual and a semi-annual report for each Portfolio to which you have allocated assets, as required by the 1940 Act. In addition, you will be provided with a confirmation when you make purchase payments, transfers, or take partial withdrawals.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of these contracts and instruments, please refer to these documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges improper sales practices in connection with the sale of universal life insurance policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from contractholders in excess of alleged contractual obligations, and equitable recission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A

The performance information in this Appendix A is based on information provided by the Portfolios and may reflect fee waivers and expense reimbursements provided by certain Portfolios. We cannot guarantee that these fee waivers and expense reimbursements will continue. See the prospectuses for the Portfolios for additional information.

STANDARDIZED PERFORMANCE DATA

We may advertise the historical total returns for the Subaccounts according to standards established by the SEC. These standards are discussed in the Statement of Additional Information, which may be obtained free of charge by contacting our Administrative Office or the Electronic Service Center. The total return for a Subaccount assumes that an investment has been held in the Subaccount for various periods of time including a period measured from the date on which the particular Portfolio was first available in the Separate Account. When available, we will provide the total return for the periods of one, five and ten years, adjusted to reflect current contract and Portfolio charges.

The total return quotations represent the average annual compounded rates of return that an initial investment of $1,000 in that Subaccount would equal as of the last day of each period.

The table below demonstrates the standardized average annual total returns of the Subaccounts for one, five and ten-year periods, as well as from the date on which a particular Portfolio was first available in the Separate Account to December 31, 2002.

Although the contract did not exist during all the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. The total returns shown reflect the deduction of applicable fees and charges assessed under the contract, including fees for the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 0.40% (deducted daily at an effective annual rate of the assets in the Separate Account); and

(2)	An administrative expense charge of 0.35% (deducted daily at an effective annual rate of the assets in the Separate Account).

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	From the Adoption in Separate Account to 12/31/02	Date of Adoption* in Separate Account

AIM Variable Insurance Funds

AIM V.I. Aggressive Growth Fund — Series I Shares	-23.24%	NA	NA	-23.45%	08/01/00
AIM V.I. Capital Appreciation Fund — Series I Shares	-24.92%	NA	NA	-26.11%	06/30/00
AIM V.I. Capital Development Fund — Series I Shares	-21.95%	NA	NA	-10.95%	08/01/00
AIM V.I. Core Equity Fund — Series I Shares	-16.22%	NA	NA	-19.94%	08/01/00
AIM V.I. Global Utilities Fund — Series I Shares	-26.09%	NA	NA	-24.45%	08/01/00
AIM V.I. Government Securities Fund — Series I Shares	8.77%	NA	NA	7.89%	08/01/00
AIM V.I. New Technology Fund — Series I Shares	-45.54%	NA	NA	-49.72%	08/01/00

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Overseas Portfolio — Initial Class	-20.88%	-5.02%	3.35%	3.21%	05/02/88

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Growth & Income Portfolio — Initial Class	-17.24%	-0.38%	NA	3.46%	05/01/97
VIP III Growth Opportunities Portfolio — Initial Class	-22.43%	-7.38%	NA	-3.10%	05/01/97
VIP III Mid Cap Portfolio — Initial Class	-10.50%	NA	NA	-3.05%	06/30/00

GE Investments Funds, Inc.

Income Fund	9.06%	5.64%	NA	5.60%	12/12/97
International Equity Fund	-24.40%	-5.30%	NA	-0.66%	05/01/95
Mid-Cap Value Equity Fund	-14.41%	2.08	NA	6.84%	05/01/97
Money Market Fund**	0.71%	3.22%	3.13%	3.60%	05/02/88
Premier Growth Equity Fund	-21.61%	NA	NA	-6.64%	05/03/99
Real Estate Securities Fund	-2.09%	2.58%	NA	10.03%	05/01/95
S&P 500® Index Fund	-22.95%	-2.03%	7.82%	8.86%	05/02/88
Total Return Fund	-9.99%	3.00%	7.69%	8.38%	05/02/88
U.S. Equity Fund	-19.87%	NA	NA	-2.27%	05/01/98

Janus Aspen Series

Capital Appreciation Portfolio — Institutional Shares	-16.30%	6.13%	NA	9.68%	05/01/97
Equity Income Portfolio — Institutional Shares	-18.88%	NA	NA	-15.21%	08/01/00
Flexible Income Portfolio — Institutional Shares	9.65%	5.80%	NA	7.14%	10/02/95
International Growth Portfolio — Institutional Shares	-26.14%	-0.60%	NA	4.27%	05/01/96

*	Date on which a particular Portfolio was first available in the Separate Account. As the Separate Account is also used for other variable annuities offered by the Company, this date may be different from the date the Portfolio was first available in this product. Returns for a period of less than one year are not annualized.
**	Yield more closely reflects current earnings of GE Investments Funds, Inc. — Money Market Fund than its total return.

NON-STANDARDIZED PERFORMANCE DATA

The following table reflects the non-standardized average annual total returns for the Subaccounts for one, five and ten year periods from the time the Portfolios were declared effective by the SEC until December 31, 2002. The method of calculation used is described in the Statement of Additional Information, which may be obtained free of charge by contacting our Administrative Office or our Electronic Service Center.

The total returns of the Portfolios have been reduced by the Separate Account charges, as if the contract had been in existence since the inception of the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 0.40% (deducted daily at an effective annual rate of the assets in the Separate Account); and

(2)	An administrative expense charge of 0.30% (deducted daily at an effective annual rate of the assets in the Separate Account).

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	Portfolio Inception* Date

AIM Variable Insurance Funds

AIM V.I. Aggressive Growth Fund — Series I Shares	-23.24%	NA	NA	05/01/98
AIM V.I. Capital Appreciation Fund — Series I Shares	-24.92%	-2.99%	NA	05/05/93
AIM V.I. Capital Development Fund — Series I Shares	-21.95%	NA	NA	05/01/98
AIM V.I. Core Equity Fund — Series I Shares	-16.22%	-0.13%	NA	05/02/94
AIM V.I. Global Utilities Fund — Series I Shares	-26.09%	-4.71%	NA	05/02/94
AIM V.I. Government Securities Fund — Series I Shares	8.77%	5.48%	NA	05/05/93
AIM V.I. New Technology Fund — Series I Shares	-45.54%	-14.91%	NA	10/18/93

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Overseas Portfolio — Initial Class	-20.88%	-5.02%	3.35%	01/28/87

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Growth & Income Portfolio — Initial Class	-17.24%	-0.38%	NA	12/31/96
VIP III Growth Opportunities Portfolio — Initial Class	-22.43%	-7.38%	NA	01/03/95
VIP III Mid Cap Portfolio — Initial Class	-10.50%	NA	NA	12/28/98

GE Investments Funds, Inc.

Income Fund	9.06%	5.64%	NA	01/02/95
International Equity Fund	-24.40%	-5.30%	NA	05/01/95
Mid-Cap Value Equity Fund	-14.41%	2.08%	NA	05/01/97
Money Market Fund**	0.71%	3.22%	3.13%	06/30/85
Premier Growth Equity Fund	-21.61%	3.65%	NA	12/12/97
Real Estate Securities Fund	-2.09%	2.58%	NA	05/01/95
S&P 500® Index Fund	-22.95%	-2.03%	7.82%	04/14/85
Total Return Fund	-9.99%	3.00%	7.69%	07/01/85
U.S. Equity Fund	-19.87%	0.50%	NA	01/02/95

Janus Aspen Series

Capital Appreciation Portfolio — Institutional Shares	-16.30%	6.13%	NA	05/01/97
Equity Income Portfolio — Institutional Shares	-18.88%	5.74%	NA	05/01/97
Flexible Income Portfolio — Institutional Shares	9.65%	5.80%	NA	09/13/93
International Growth Portfolio — Institutional Shares	-26.14%	-0.60%	NA	05/02/94

*	Date on which a particular Portfolio was declared effective by the SEC; this date may be different from the date the Portfolio was first available in the Separate Account.
**	Yield more closely reflects current earnings of the GE Investments Funds, Inc. — Money Market Fund than its total return.

Appendix B

Condensed Financial Information

The Accumulation Unit Values and the number of accumulation units outstanding for each Subaccount for the periods shown are as follows:

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

AIM Variable Insurance Funds

AIM V.I. Aggressive Growth Fund — Series I Shares	$6.81	$5.24	352	2002
	8.53	6.83	1,322	2001
	10.00	9.31	136	2000

AIM V.I. Capital Appreciation Fund — Series I Shares	6.34	4.75	451	2002
	7.78	6.33	1,177	2001
	10.00	8.32	2,185	2000

AIM V.I. Capital Development Fund — Series I Shares	9.62	7.56	623	2002
	10.00	9.68	506	2001

AIM V.I. Core Equity Fund — Series I Shares	7.01	5.84	240	2002
	10.00	6.97	39	2001

AIM V.I. Global Utilities Fund — Series I Shares	6.94	5.08	300	2002
	10.00	6.87	153	2001

AIM V.I. Government Securities Fund — Series I Shares	11.00	12.01	126,953	2002
	10.00	11.05	822	2001

AIM V.I. New Technology Fund — Series I Shares	3.49	1.90	3,740	2002
	5.80	3.49	15,314	2001
	10.00	6.69	314	2000

Fidelity Variable Insurance Products Fund

VIP Overseas Portfolio — Initial Class	6.99	5.49	586	2002
	10.00	6.94	—	2001

Fidelity Variable Insurance Products Fund III

VIP III Growth & Income Portfolio — Initial Class	9.04	7.42	2,279	2002
	9.67	8.97	6,651	2001
	10.00	9.90	1,952	2000

VIP III Growth Opportunities Portfolio — Initial Class	7.56	5.85	251	2002
	8.56	7.54	194	2001
	10.00	8.88	2,112	2000

VIP III Mid Cap Portfolio — Initial Class	10.52	9.49	3,180	2002
	10.65	10.60	2,055	2001
	10.00	11.03	207	2000

GE Investments Funds, Inc.

Income Fund	11.22	12.28	3,525	2002
	10.00	11.26	3,905	2001

International Equity Fund	6.95	5.25	1,579	2002
	10.00	6.94	—	2001

Mid-Cap Value Equity Fund	10.98	9.43	1,841	2002
	10.00	11.02	2,066	2001

Money Market Fund	1.06	1.06	3,495,756	2002
	1.02	1.06	1,890,168	2001
	1.00	1.02	10,156,142	2000

B-1

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Premier Growth Equity Fund	$8.77	$6.86	10,053	2002
	10.00	8.75	207	2001

Real Estate Securities Fund	11.80	11.55	8,225	2002
	10.54	11.79	3,236	2001
	10.00	10.62	109	2000

S&P 500® Index Fund	8.05	6.16	24,977	2002
	8.93	8.00	6,754	2001
	10.00	9.19	2,155	2000

Total Return Fund	9.83	8.86	7,330	2002
	10.00	9.85	—	2001

U.S. Equity Fund	9.05	7.24	5,033	2002
	10.00	9.04	4,772	2001

Janus Aspen Series

Capital Appreciation Portfolio — Institutional Shares	6.68	5.59	462	2002
	8.21	6.67	649	2001
	10.00	8.59	2,683	2000

Core Equity Portfolio — Institutional Shares	8.28	6.71	332	2002
	9.21	8.27	287	2001
	10.00	9.45	104	2000

Flexible Income Portfolio — Institutional Shares	11.06	12.20	46,091	2002
	10.00	11.13	941	2001

International Growth Portfolio — Institutional Shares	6.37	4.71	683	2002
	8.22	6.38	320	2001
	10.00	8.38	392	2000

B-2

Statement of Additional Information

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

Administrative Office

GE Life and Annuity Assurance Company

P.O. Box 402054

Atlanta, Georgia 30384-2054

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